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                          VAN KAMPEN AMERICAN CAPITAL
                                ENTERPRISE FUND
      SUPPLEMENT DATED MAY 12, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Jeff New. Mr. New has been affiliated with the Fund since 1991, has assisted in co-managing the Fund's investment portfolio since July 1994 and has been primarily responsible for managing the Fund's investment portfolio since December 1994. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to June 1994, Mr. New was Associate Portfolio Manager of the Adviser. Michael Davis as co-manager, is responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. Mr. Davis has been an investment professional since 1983 and prior to March 1998 was the owner of Davis Equity, a stock research company.